                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                    the Securities and Exchange Act of 1934


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    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                    KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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                 KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.



                            FOUR EMBARCADERO CENTER



                      SAN FRANCISCO, CALIFORNIA 94111-4189



                                                              September 13, 1999


Dear Stockholders:

    The Annual Meeting of Stockholders on October 15 will be a watershed event for the Fund. As previously announced, your Board of Directors is recommending that the stockholders approve a change in the Fund's investment mandate to eliminate the requirement that the Fund invest primarily in Australian debt securities and to permit the Fund to invest in a broad range of fixed-income investment sectors on a global basis.

    The rationale of the Fund when it commenced operations in 1986 was that it was possible to achieve the Fund's objective of high income through investment primarily in Australian debt securities because of the favorable yield differential between high quality Australian and U.S. debt securities. This yield spread has narrowed in recent periods to the point that your Board of Directors believes the Fund can no longer achieve its historical favorable yields under the current mandate.

    After consideration of various alternatives, your Board of Directors has concluded that the best way to achieve the Fund's primary objective of high income is by expanding the Fund's available markets and asset classes to encompass global investment, including investment in emerging markets and high yield debt. Given the Fund's historical emphasis on investment in high quality debt, the new investment mandate would, however, require that the dollar-weighted average credit quality of the Fund's portfolio be investment grade.


    In addition to its recommendation to expand the Fund's investment mandate, your Board of Directors also is recommending that Dresdner RCM Global Investors LLC serve as the Fund's new investment adviser. Dresdner RCM and the Fund's current Investment Advisor, Kleinwort Benson Investment Management Americas Inc., are both subsidiaries of Dresdner Bank AG, an international banking organization with principal offices in Frankfurt, Germany. With local centers in North America, Europe and Asia and a worldwide staff of more than 170 investment professionals, Dresdner RCM is optimally positioned to assist the Fund in the achievement of its investment objectives. If stockholders approve these proposals, the name of the Fund will be changed to "Dresdner RCM Global Strategic Income Fund." This change will reflect the Fund's new global focus and its important association with Dresdner RCM.


    The details of the proposed change in the Fund's investment mandate and other matters to be voted on at the meeting are set forth in the accompanying proxy statement. Please read it carefully.

    On behalf of your Board of Directors, I urge you to vote in favor of the various changes in investment policy and the other matters proposed to you. Your vote is very important.

        [SIGNATURE]

Sir Robert Cotton
Chairman of the Board

YOU ARE URGED TO SIGN THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                 (This page has been left blank intentionally.)

                 KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

                            FOUR EMBARCADERO CENTER

                      SAN FRANCISCO, CALIFORNIA 94111-4189
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Kleinwort Benson Australian Income Fund, Inc. (the "Fund") will be held on October 15, 1999, at 10:00 a.m. at 75 Wall Street, 35th Floor, New York, N.Y., for the following purposes:

    (1) To amend the Fund's investment mandate and corresponding investment policies and restrictions.

    (2) To amend the Fund's investment restrictions on senior securities and related restrictions on commodity contracts, margin and short sales.

    (3) To amend the Fund's investment restriction to permit securities lending.

    (4) To approve a new Investment Advisory Agreement between the Fund and Dresdner RCM Global Investors LLC ("Dresdner RCM").

    (5) To approve a Subadvisory Agreement among Dresdner RCM, Kleinwort Benson Investment Management Americas Inc. and the Fund.

    (6) To elect two Class II Directors, each to hold office for a term of three years and until his successor is duly elected and qualified.

    (7) To ratify the selection of PricewaterhouseCoopers LLP as Independent Accountants for the Fund for the fiscal year ending October 31, 1999.

    (8) To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

    Stockholders of record at the close of business on August 16, 1999 will be entitled to vote at the Meeting or any adjournment thereof.

    Copies of the Fund's most recent Annual Report and any succeeding Semi-Annual Report may be obtained without charge by stockholders who write or call Robert J. Goldstein, c/o Kleinwort Benson Australian Income Fund, Inc., Four Embarcadero Center, San Francisco, CA 94111-4189, 1-800-227-5183.

                                          By order of the Board of Directors,

                                                  [SIGNATURE]

                                          Robert J. Goldstein

                                          SECRETARY


September 13, 1999


San Francisco, California

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND'S TRANSFER AGENT. TO SAVE THE FUND THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL IN YOUR PROXY PROMPTLY.

                 KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

                            FOUR EMBARCADERO CENTER

                      SAN FRANCISCO, CALIFORNIA 94111-4189

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 15, 1999
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished to the stockholders of KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC. (the "Fund"), in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at an Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 10:00 a.m. on October 15, 1999 at 75 Wall Street, 35th Floor, New York, N.Y. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

    Stockholders of record at the close of business on August 16, 1999 (the "Record Date") will be entitled to vote at the Meeting. If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting. Any stockholder giving a proxy will have the power to revoke it by notice in writing received by the Secretary of the Fund, c/o Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, CA 94111-4189, prior to the exercise of such proxy at the Meeting. Also, any stockholder attending the Meeting may vote in person whether or not the stockholder has previously filed an executed proxy. Each proxy will be voted in accordance with the directions given thereon by the stockholder. If no specific directions to the contrary are given, a proxy will be voted "FOR" the matters specified on the proxy card.


    Approval of each of Proposal Nos. 1 through 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 (the "1940 Act") and as used in this proxy statement, means the affirmative vote of the lesser of (1) 67% of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund (a "1940 Act Majority Vote"). Approval of each of Proposal Nos. 6 and 7 requires the affirmative vote of a majority of the shares cast at the Meeting.



    The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for purposes of determining the existence of a quorum for the transaction of business. A quorum for the Meeting will consist of one-third of the shares outstanding. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). Because of the affirmative votes required for Proposal Nos. 1 through 5, abstentions and broker non-votes will have the same effect as votes "against" such Proposals. The Fund does not anticipate receiving any broker non-votes with respect to Proposal Nos. 6 and 7.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received prior to the Meeting, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting in order to permit further solicitation of proxies with respect to such proposal. The Meeting may be adjourned with respect to one or more of the proposals in the Proxy Statement, and a stockholder vote may be taken on the other proposals prior to any adjournment if sufficient votes have been received for its approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.


    On September 8, 1999 there were 11,954,566 outstanding shares of the Fund. On such date, no person to the knowledge of the Fund owned 5% or more of the outstanding shares of the Fund. Each share or fractional share outstanding on the Record Date will be entitled to one vote or fractional vote at the Meeting.


    The Investment Advisor of the Fund is Kleinwort Benson Investment Management Americas Inc., Four Embarcadero Center, San Francisco, CA 94111, and the Administrator of the Fund is Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, CA 94111.


    The cost of preparing, printing, and mailing proxy materials in connection with this solicitation will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund or the Investment Advisor by telephone or telegraph. The Fund may also solicit proxies in the form of a telephonic proxy or "proxygram." In such event, beneficial and record stockholders will receive mailgrams from the Fund requesting each stockholder who wishes to vote by proxygram to call the toll-free telephone number provided, furnish the operator with specified information regarding the stockholder and the shares to be voted, and instruct the operator how the stockholder wishes to vote on the proposals described in this Proxy Statement. The operator will then electronically transmit the stockholder's voting instructions to the designated broker, depository institution, or other holder with actual voting authority, which then will vote shares held of record by returning a signed proxy card. The operators who receive the foregoing voting instructions will be independent of the Fund. Brokerage houses, banks, and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Georgeson & Company Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an aggregate estimated fee of approximately $24,000 plus reimbursement of normal expenses.



    Proxies should be returned to the Fund's Transfer Agent, EquiServe, in the enclosed envelope. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about September 13, 1999.


    Copies of the Fund's most recent Annual Report and any succeeding Semi-Annual Report may be obtained without charge by stockholders who write or call Robert J. Goldstein, c/o Kleinwort Benson Australian Income Fund, Inc., Four Embarcadero Center, San Francisco, CA 94111-4189, 1-800-227-5183.

           PROPOSAL NO. 1: AMENDMENT OF THE FUND'S INVESTMENT MANDATE
             AND CORRESPONDING INVESTMENT POLICIES AND RESTRICTIONS


BACKGROUND

    The Fund's principal investment objective since its inception in 1986 has been "high income through investment primarily in Australian dollar denominated debt securities of Australian issuers." This means that under normal circumstances at least 65% of its assets must be invested in such securities. Long-term capital appreciation through such investment is a secondary objective of the Fund. For many years, the Fund successfully achieved its investment objective because of the favorable yield differential between high quality Australian debt instruments and comparable U.S. issues. However, more recently, this yield spread has narrowed making it increasingly difficult for the Fund to fulfill its primary objective of providing stockholders with high current income in excess of the yields currently available on comparable investments in the U.S. Further, the Fund's income stream has been affected by the Fund's exposure to currency risk resulting from changes in the currency exchange rates of the Australian dollar and, to a lesser extent, the New Zealand dollar, relative to the U.S. dollar. These currency exchange rates have, at times, detrimentally affected the U.S. dollar value of the Fund's assets, the Fund's yield and the amount of securities required to be liquidated to meet distribution requirements.

    Since the Fund's inception, there has been a globalization of the financial markets and a greater harmonization of economic and monetary policies around the world. As a result, the opportunity to invest in overseas fixed income markets of the high credit standing sought by the Fund with the aim of producing a higher return than that available in the U.S. has virtually disappeared. These factors, and others, have compromised the ability of the Fund to continue to provide stockholders with high current income by means of investing primarily in Australian dollar denominated debt securities rated exclusively AA or above.

BOARD DELIBERATIONS; PROPOSED NEW MANDATE


    Over the past year, the Board of Directors (the "Board") has been considering the possible expansion of the Fund's investment policies. The objective of these discussions was to find the most appropriate means of enhancing stockholder value by improving the level and sustainability of the Fund's income, reducing volatility and stabilizing the Fund's total return. These discussions culminated in the Board's formally requesting an in-depth study from Kleinwort Benson Investment Management Americas Inc. (the "Investment Advisor") of the various alternatives available to fulfill these objectives within reasonable risk parameters.


    The Investment Advisor presented a preliminary report to the Board at its meeting held on December 4, 1998. At this meeting, the Board approved the formation of an Ad Hoc Committee comprised of the U.S.-based directors to work closely with the Investment Advisor to develop a plan designed to improve stockholder value. Several variations of the Investment Advisor's proposal contained in its initial report were considered at a telephonic meeting of the Ad Hoc Committee held on May 24, 1999. At a Board meeting on May 27, 1999, further discussions were held regarding the details of the proposal, and a special meeting of the Board and the Ad Hoc Committee was called for July 20, 1999 (the "Special Joint Meeting") to have a definitive proposal presented for consideration and, if appropriate, approval.


    In advance of the Special Joint Meeting, the Investment Advisor distributed to the members of the Ad Hoc Committee and the Board the details of the proposal to change the Fund's investment mandate. The proposal called for changes that would permit the Fund to invest, subject to certain limitations, in countries and in investment sectors where opportunities for meeting the Fund's primary investment objective of high current income were expected to be the most attractive (the "New Mandate"). The Investment Advisor indicated that, in its view, providing the Fund with the flexibility to invest in a broad range of global fixed-income sectors (including emerging market and high yield bonds), while maintaining an overall investment grade portfolio quality, would provide the Fund with the best opportunity to deliver a higher and more sustainable source of income to its stockholders. Under the New Mandate, the Fund's investments would be allocated among debt securities of issuers in three separate investment sectors: the U.S., developed foreign markets, and emerging markets. It was also recommended that the Fund be permitted to invest in high-yield bonds. "Emerging markets" would be defined as those countries included in the JP Morgan Emerging Market Bond Index Plus. Except as otherwise limited by the credit quality and concentration limits described below, there would be no minimum portfolio concentration requirements with respect to these investment sectors.

    Under the New Mandate, the Fund's investment adviser would strategically adjust the Fund's relative allocations among these sectors to attempt to take advantage of diverse global opportunities for current yield and, secondarily, capital appreciation, based on the Fund's evaluation of the different yield, risk, and return characteristics that investment in the fixed income markets of different countries may provide for the Fund's stockholders. Within each investment sector, the Fund would select securities of particular issuers based on the investment adviser's views as to the best values then currently available in the marketplace. These values are a function of, among other things, yield, maturity, issue classification, liquidity, variability of weighted average life, credit quality, and opportunity for capital appreciation, coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, prepayment rates, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

    The Board was also presented with the global investment credentials of Dresdner RCM Global Investors LLC ("Dresdner RCM"), an affiliate of the Investment Advisor that is also a subsidiary of Dresdner Bank AG, an international banking organization with principal offices in Frankfurt, Germany. Dresdner RCM presented to the Board its significant global resources and expertise across a broad range of fixed income asset classes, including emerging markets and high-yield bonds. Dresdner RCM represented to the Board that it was the organization within the Dresdner Bank Group of companies best able to deliver enhanced value to the Fund's stockholders under the New Mandate. If the New Mandate is approved by stockholders, the name of the Fund will be changed to "Dresdner RCM Global Strategic Income Fund" to reflect the Fund's global rather than Australian focus and its new association with Dresdner RCM.

    At the Special Joint Meeting, the Ad Hoc Committee determined to recommend to the Board for presentation to stockholders the amendment of the Fund's investment objectives and corresponding investment policies and restrictions set forth in more detail below. ALL DIRECTORS PRESENT AT THE SPECIAL JOINT MEETING, WHICH INCLUDED A MAJORITY OF THE INDEPENDENT DIRECTORS, DECIDED TO RECOMMEND TO THE FUND'S STOCKHOLDERS THAT THE FUND'S INVESTMENT OBJECTIVES AND CORRESPONDING INVESTMENT POLICIES AND RESTRICTIONS BE AMENDED AS SET FORTH IN THIS PROPOSAL NO. 1 IN ORDER TO ENABLE THE FUND TO INVEST ACROSS A BROAD RANGE OF GLOBAL FIXED INCOME ASSET SECTORS IN THE U.S, DEVELOPED FOREIGN MARKETS AND EMERGING MARKETS.

CORRESPONDING INVESTMENT POLICIES AND RESTRICTIONS

    The New Mandate cannot be implemented without amendment of certain investment policies and restrictions that were appropriate to the Fund's current investment objective of "investment primarily in Australian dollar denominated debt securities of Australian issuers." The amendments of these policies and restrictions described below are an essential and integral part of the shift from an Australian-centered investment mandate to the global investment strategy described above, including investment in high yield bonds and emerging market debt, while mandating an overall investment grade quality portfolio. For this reason, all of these amendments are presented as an integrated whole in this Proposal No. 1.

    As part of this Proposal No. 1, the Investment Advisor also proposed to the Board that the Fund's current policy of limiting its investments to issuers or debt securities rated AA or above be amended to take account of the high-yield and emerging market components of the New Mandate. In particular, it was recommended that the credit quality requirement of the Fund be amended to require the Fund to maintain a dollar-weighted average portfolio quality of investment grade. Investment grade bonds would be those rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated bonds deemed by the Investment Advisor to be of comparable quality. See Appendix A for a description of S&P's and Moody's rating categories. In addition to the credit quality parameters, this Proposal No. 1 provides that the Fund be permitted to invest no more than 10% of its total assets in any one sovereign issuer rated below AA or Aa, no more than 5% of its total assets in any one non-sovereign issuer and no more than 10% of its total assets in issuers in any one emerging market country. "Sovereign issuers" are entities that are government or semi-government related. "Non-sovereign issuers" are all other issuers.

    This Proposal No. 1 also provides that the Fund's investments will be denominated primarily in the U.S. dollar with the Fund being permitted to invest no more than 25% of its total assets in non-U.S. dollar denominated securities, no more than 10% of its total assets in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets in securities denominated in any one emerging market country currency. The Investment Advisor believes that concentrating the Fund's investments in U.S. dollar denominated securities will provide greater stability of income in U.S. dollars and will limit the administrative expense and the complexities of operating in local currency markets. However, in the event that there are attractive investment opportunities in securities denominated in local currencies, Proposal No. 1 also provides the Fund the flexibility to invest up to 25% of its total assets in non-U.S. dollar denominated securities.

    The policies with respect to portfolio credit quality and all of the percentage limitations on investments described above would be required to be met at the time of investment. The Fund would not be required to divest investments for failure to meet any of these requirements as a result of market factors subsequent to investment, unless the Investment Advisor deemed it appropriate to do so.

TAX ISSUES

    The New Mandate would necessitate a restructuring of the Fund's portfolio. This process, depending upon the fiscal year or years in which it occurs, will have certain related tax consequences that may impact the character of the dividends paid by the Fund. The broader investment in non-U.S. denominated securities and the higher turnover rate expected under the New Mandate may have a similar impact on an ongoing basis.

    For U.S. Federal income tax purposes, substantially all of the Fund's transactions are currently accounted for through a qualified business unit ("QBU") that uses the Australian dollar ("A$") as its functional currency. In general, as a result of the Fund's use of the A$ as its functional currency, the Fund does not at present recognize gain or loss due to currency fluctuations related to purchases and sales of securities denominated in the A$. While transactions in securities denominated in the New Zealand dollar have involved currency gains or losses against the A$, the Fund's functional currency for tax purposes, the limited trading and turnover in these securities has not resulted in significant currency gains or losses to the Fund. Under the New Mandate, it is expected that the Fund would have a higher portfolio turnover rate and that currency gains and losses, with respect to transactions in non-U.S. dollar denominated securities, would be a more significant factor than under the current mandate. Currency gains or losses are treated for U.S. Federal income tax purposes as ordinary income or ordinary loss, which may increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its stockholders. Net currency losses in any fiscal year reduce the amount of ordinary income generated by the Fund which, in turn, reduces the amount distributable as ordinary income dividends. As the net currency losses in any fiscal year, if any, will not be known until the end of the year, these losses may result in all or a portion of ordinary income dividend distributions paid during the course of the year being recharacterized as a non-taxable return of capital to stockholders. Conversely, net currency gains will increase the amount of ordinary income, taxable at ordinary income rates, required to be distributed to stockholders.



    The transfer of the Fund's assets to the U.S. dollar ("US$") home office QBU, whether completed immediately or over a period of time, will have certain currency gain or loss implications. The transfer of the Fund's assets from the A$ QBU to the US$ QBU would result in the recognition of currency gains or losses, which are treated as ordinary income or loss. For example, if a transfer of all the Fund's assets had been effected at July 31, 1999, the Fund would have recognized currency losses of US$8,093,446. This would have resulted in a corresponding amount of ordinary income dividends previously paid in the fiscal year ending October 31, 1999 as being recharacterized as a non-taxable return of capital to stockholders. The transfer of the Fund's assets in fiscal year 2000 or later would result in the recognition of currency losses or gains at the time of transfer. In the case of losses being recognized, this could have the effect of recharacterizing ordinary income dividends paid during such year as non-taxable returns of capital.


BOARD CONSIDERATIONS

    The Board and the Ad Hoc Committee conducted a review of the following matters before deciding to recommend the New Mandate to stockholders and, in connection with such approval, that the Fund's corresponding investment policies and restrictions be amended.

    The Board relied heavily on the data contained in the report prepared by the Investment Advisor. Several factors were noted in the report that indicated, in the opinion of the Investment Advisor, that a significant potential for yield enhancement existed by combining a cross-section of asset sectors within the Fund's overall investment mix. The Board considered, in this regard, the relatively low yield of Australian fixed income securities and the recent relatively high volatility of Australian currency translations back into U.S. dollars and the benefits of the imperfect correlation between yield returns of Australian and non-Australian bonds.


    The Board took into account the advice of the Investment Advisor that there are significant advantages in combining the following multi-currency asset sectors, in varying degrees and at varying times:

    U.S. Government/Mortgages/Corporate Bonds
    Global Government Bonds - Hedged
    Global Government Bonds - Unhedged
    High Yield Bonds (Global)
    Emerging Market U.S. Dollar Bonds
    Emerging Market Local Currency Bonds

    Each of these asset sectors was evaluated by the Investment Advisor and presented to the Board in terms of historical return, current income yield, historical volatility, source of volatility, default rates, representative/expected turnover and ease of investment. Various combinations of asset sectors were considered taking into account the Fund's overall portfolio volatility, portfolio turnover rate, foreign exchange risk, and correlations between asset sectors.

    The Investment Advisor presented a number of characteristics of various combinations of the investment classes permitted under the New Mandate as compared to a 100% Australian high quality bond portfolio, in each case as represented by the characteristics of market indices of these investment classes. These combinations of market indices showed that for the 12 months ended March 31, 1999, those consisting of a combination of the asset classes permitted under the New Mandate would have provided yields of 8.57% to 9.14%, as compared to 6.96% for a 100% high quality Australian bond index. If the use of 30% leverage, as recommended in Proposal No. 2, were added to the performance of the combinations of indices under the New Mandate, the yields for this period would have increased to 9.40% to 10.12%. There can, of course, be no assurance that these yield differences will be achieved in the future.


    The Board took into consideration the expertise and experience of Dresdner RCM in investing across the key components of a global strategic income fund, particularly in emerging markets and high-yield debt securities. The Board reviewed the investment process that Dresdner RCM intends to use across each of the investment sectors and the professional background and experience of the team that would work to help the Fund successfully achieve its investment objectives. The Board was cognizant of the fact that the Fund's ability to invest across a broad range of asset sectors, especially emerging market bonds and high-yield bonds with below investment grade credit ratings, might expose the Fund to greater interest rate risk, credit risk, political and economic risk and liquidity risk, than is currently the case. However, the Board noted that Dresdner RCM's global resources and expertise would be a critical element to the evaluation of investments in these sectors with a view toward minimizing risk while obtaining higher returns than those achievable under the Fund's current investment mandate. The Board also took into consideration that the New Mandate provided for an investment grade dollar-weighted average portfolio quality, thereby maintaining the overall investment-grade character of the Fund. Appendix B further describes the risks associated with investment in foreign debt in general and emerging market and high-yield bonds in particular. The Board also considered the impact of currency rate fluctuations on the Fund's income under its present mandate and noted that requiring the Fund to invest the majority of its assets in U.S. dollar denominated securities would be an effective means of stabilizing the Fund's future income stream. Furthermore, the Board consulted with the Fund's independent accountants, PricewaterhouseCoopers LLP, regarding the tax implications of the New Mandate and the options available to manage the Fund effectively, from a tax perspective, during its transition to a strategic global income fund and thereafter.


    The Board took into consideration a number of alternative means of achieving the objectives of the New Mandate, including the possibility of merging with another closed-end or open-end investment company managed by Dresdner RCM or another investment manager. In approving the New Mandate rather than these alternatives, the Board took into account, among other things, the need of the Fund to operate in closed-end form in view of the proposed use of leverage to enhance yield under the New Mandate, as set forth in Proposal No. 2, and the relative illiquidity of emerging markets securities. The Board also considered the time and costs associated with finding an appropriate merger partner as compared to the benefits of continuing to be managed by the Dresdner Bank group of companies with the expertise demonstrated to the Board. The Board concluded that the objectives of Proposal No. 1 could best be achieved under current investment management and the proposed amendments to the investment mandate.

PROPOSED AMENDMENTS

    To implement the New Mandate, the Board has approved and recommends to stockholders the following amendments to the Fund's fundamental investment objectives and corresponding investment policies and restrictions.

    Currently, the Fund's "principal investment objective is high income through investment primarily in Australian dollar denominated debt securities of Australian issuers. Long-term capital appreciation through such investment is a secondary objective of the Fund." These investment objectives are "fundamental," which means that they may not be amended without a 1940 Act Majority Vote. Accordingly, it is proposed that the Fund's principal investment objective, which would remain fundamental, be amended to read as follows:

    "The Fund's principal investment objective is high income through global investment in debt securities."

The secondary investment objective of long-term capital appreciation would remain unchanged.

    As stated in the Fund's current 1940 Act registration statement, certain limitations on investments corresponding to the Fund's current Australian mandate are also fundamental policies. Due to the proposed change of the Fund's principal investment objective, it is proposed that the following fundamental policy:

    "Normally at least 65% of the Fund's total assets are invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and corporations. To achieve its investment objectives, the Fund may invest the remainder of its assets in debt securities denominated in Australian or New Zealand dollars of other issuers, whether or not Australian or New Zealand issuers. The Fund invests only in debt securities for which there is an active secondary market and does not purchase securities for which there would be any legal restrictions on sale or disposition by the Fund. The Fund does not invest in convertible debt securities. During periods when, in the Investment Advisor's judgment, changes in the market for Australian and New Zealand debt securities or other economic conditions warrant a temporary defensive investment policy, the Fund may temporarily reduce its position in such securities and invest in U.S. Treasury securities."

be conformed to the proposed investment objective, remain a fundamental policy and be amended to read as follows:

    "To achieve its investment objectives, the Fund may invest in debt securities across a broad range of fixed-income investment sectors in the U.S., developed foreign markets and emerging markets. The Fund is not required to maintain a minimum or maximum allocation of investments in any one of these investment sectors. The Fund's investments will be denominated in the U.S. dollar, except that the Fund may invest up to 25% of its total assets at the time of investment in non-U.S. dollar denominated securities, with no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency. "Emerging market countries" are defined as those countries included in the J.P. Morgan Emerging Market Bond Index Plus from time to time or, if this index is no longer available, any other recognized source selected by the Board of Directors of the Fund."


Investment in foreign debt securities involves special risks. Generally, there is less information available about foreign issuers and less stringent regulatory practices and requirements than those applicable to U.S. issuers. The possibility also exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, limitations on foreign investment and the use or removal of funds (including the withholding of dividends and limitations on the repatriation of currencies). Foreign securities denominated in local currencies are also subject to foreign exchange risk. There are also special additional risks associated with emerging market debt investment. The securities markets of emerging market countries are smaller, less developed and more volatile than those of the U.S. and developed foreign markets. In addition, many emerging market countries have experienced high rates of inflation and are highly dependent on international trade. Governments of emerging market countries exercise significant control over the economies of such countries, which could adversely affect issuers in those countries or limit the amount of foreign currency reserves available for external debt payments. See Appendix B for a more detailed description of the risks associated with foreign and emerging market debt investment.


    As a related change to enhance the Fund's potential for greater yield, the Board determined that, subject to stockholder approval, it is desirable for the Fund to have authority to invest in high yield debt, including debt of issuers in emerging market countries. Because emerging market debt is typically rated below "investment grade," such exposure necessitates an amendment to the current credit rating requirements. The current credit rating standards are as follows:

    "It is the Fund's policy to limit all its investments to issuers or debt securities rated AA or better at the time of investment by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation (S&P-Australian Ratings) or which, in the judgment of the investment adviser, are of equivalent quality."

    Due to practical necessity, the Board is now proposing a relaxation of these credit standards, but with the addition of certain percentage limitation tests as countervailing safeguards. The foregoing credit rating policy is proposed for amendment as follows:

    "It is a fundamental policy of the Fund to maintain a dollar-weighted average portfolio quality of investment grade based on ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, in the case of securities or issuers not rated by Moody's or S&P, judged by the investment adviser to be of equivalent quality), measured at the time of investment; provided, however, that no more than 10% of the Fund's total assets at the time of investment will be invested in any one sovereign issuer rated below AA by S&P or Aa by Moody's (or, in the case of securities or issuers not rated by Moody's or S&P, judged by the investment adviser to be of equivalent quality)."


Securities which bear the lowest investment grade ratings of BBB from S&P or Baa from Moody's may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities. Non-investment grade debt securities are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. See Appendix A "Bond Ratings" for a more detailed description of the various ratings and Appendix B for a more detailed discussion of the risks involved in non-investment grade debt investments.


    As part of the New Mandate, it is now being proposed that the Fund's fundamental policy that reads:

    "As a non-diversified company, there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code.

    However, the Fund intends to limit its investments in the securities of any issuer, except for the Australian or New Zealand government or governmental entities or semi-governmental entities, to 5% of its total assets at the time of purchase. Subject to the diversification requirements of the U.S. Internal Revenue Code, the Fund invests more than 25% of its total assets in debt securities of the Australian government or governmental entities or semi-governmental entities denominated in Australian dollars and may invest up to 25% of its total assets at the time of purchase in debt securities of the New Zealand federal and state government or governmental entities."

be conformed to the proposed investment objective, remain a fundamental policy and be amended to read as set forth below:

    "As a non-diversified company there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code. As a matter of fundamental policy, however, the Fund may invest, at the time of investment, no more than: (i) 5% of its total assets in any one non-sovereign issuer; and (ii) 10% of its total assets in issuers of any one emerging market country."

    Similarly, it is proposed that the Fund's current fundamental investment restriction regarding concentration, which provides that the Fund may not:

    "Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest more than 25% of its total assets in securities issued by the Australian government or governmental entities or semi-governmental entities. U.S. Treasury securities are excluded from this restriction."

remain a fundamental policy, but be amended to state that the Fund may not:

    "Invest more than 25% of its total assets at the time of investment in any one industry (including banking). U.S. Treasury securities are excluded from this restriction."

REQUIRED VOTE

    Proposal No. 1 requires approval by a 1940 Act Majority Vote. If Proposal No. 1 is not approved, the Fund will continue to operate under its current investment mandate.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

      PROPOSAL NO. 2: AMENDMENTS TO THE FUND'S INVESTMENT RESTRICTIONS ON
            SENIOR SECURITIES AND RELATED RESTRICTIONS ON COMMODITY
                       CONTRACTS, MARGIN AND SHORT SALES.


    While not part of the integrated New Mandate set forth in Proposal No. 1, the Investment Advisor recommended to the Board of Directors the use of leverage in various forms to enhance current yield. As part of its presentation at the Special Joint Meeting, the Investment Advisor presented "model portfolios" based on securities indices representing the various asset classes included in the New Mandate that showed historical yields of the model portfolios with and without leverage. See Proposal No. 1-- "Board Deliberations; Proposed New Mandate." The Board is recommending that the Fund be permitted to borrow in an aggregate amount up to 30% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than bank or other borrowings and to pledge its assets to secure any borrowings. The Fund could also borrow up to an additional 5% of its total assets for temporary purposes, such as the clearance and settlement of portfolio transactions. In addition to borrowings, on a secured or unsecured basis, the Fund may utilize leverage through investments or investment techniques that may involve the issuance of senior securities. These include the purchase and sale of derivatives, such as futures contracts, options and swaps, and reverse repurchase agreements and short sales. To the extent that the Fund does not segregate cash, U.S. Government securities or other liquid high grade debt securities in an amount equal to the Fund's obligations under such investments or investment techniques, these obligations will be considered senior securities subject to the 30% limit on borrowings described above. As more fully described in Appendix B, these investments and investment techniques may also be used for other purposes, including the use of futures contracts and options for currency hedging, which would involve investment in commodity contracts not permitted by the Fund's current investment policy. The use of leverage, derivatives and short sales as described herein will be subject to policies and procedures established by the Board from time to time. Markets for certain of these investments, such as futures contracts, would require the deposit by the Fund of initial margin in cash or U.S. Treasury bills of up to 5% of the contract amount in the case of futures contracts plus the payment of variation margin based on a marking-to-market process as the value of the contract fluctuates.



    The use of leverage through various means, including borrowings, the purchase and sale of derivatives, and short sales, involves certain risks. For example, interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds. Leverage may result in higher volatility in the Fund's net asset value and market value and create increased risk of capital loss. In addition, successful use of derivative and short sales transactions are subject to the Investment Advisor's ability to predict correctly the direction of the securities markets. While the Fund may benefit from the use of derivative and short sales transactions, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in less favorable overall performance than if the Fund had not entered into these transactions. Losses from the use of certain derivatives and engaging in uncovered short sales transactions are potentially unlimited. In addition, the ability to close out positions in various derivatives depends on the availability of a liquid exchange market or the creditworthiness of counterparties in over-the-counter transactions. For a more detailed description of certain of the instruments and techniques that the Fund currently proposes to use and their associated risks, see Appendix B.


    For the Fund to engage in these strategies, certain of the Fund's fundamental investment restrictions need to be amended. These proposed amendments are described in this Proposal No. 2, and all amended investment restrictions would continue to be fundamental policies of the Fund.

    It is proposed that the Fund's borrowing and pledging restriction, which currently states that the Fund may not:

    "Issue senior securities or borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding."

be amended to provide that the Fund may not:

    "Issue senior securities or borrow money, except that the Fund may issue senior securities and borrow money, on a secured or unsecured basis, in an amount, at the time of borrowing or investing, up to 30% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than bank or other borrowings and may use the proceeds of such senior securities or borrowings for investment purposes. In addition, the Fund may borrow for temporary or emergency purposes an amount up to 5% of the Fund's total assets (not including the amount borrowed)."

    It is also proposed that the Fund's current investment restriction that states that the Fund may not:

    "Buy or sell commodities, commodity contracts, real estate or interests in real estate."

be amended to provide that the Fund may not:

    "Purchase or sell real estate or interests in real estate (other than mortgage-related securities), commodities or commodity contracts, except that the Fund may invest in futures contracts, options thereon and options on currencies."

    It is also proposed that the Fund's margin restriction, which now reads that the Fund may not:

    "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions."

be amended to read as follows:

    "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. For purposes of this restriction, the deposit or payment by the Fund of securities and other assets in escrow or collateral agreements with respect to initial or variation margin in connection with futures contracts or options will not be deemed to be a purchase of securities on margin."

    It is also proposed that the investment restriction that now states that the Fund may not:

    "Make short sales of securities or maintain a short position."

be amended to provide that the Fund may not:

    "Make short sales of securities or maintain a short position if the market value of all securities sold short exceeds 25% of the value of the Fund's total assets."

REQUIRED VOTE

    Proposal No. 2 requires approval by a 1940 Act Majority Vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

    Appendix C sets forth the text of the Fund's fundamental investment objectives, investment policies and investment restrictions as they would be amended if Proposal Nos. 1 and 2 were approved.

           PROPOSAL NO. 3: AMENDING THE FUND'S INVESTMENT RESTRICTION
                          TO PERMIT SECURITIES LENDING


    Securities lending is a strategy commonly used to enhance the income of investment companies. The Investment Advisor believes that opportunities for securities lending currently exist in the global debt securities markets, potentially permitting the Fund to generate incremental income to stockholders. Currently, the Fund has a fundamental investment restriction prohibiting loans, except that the Fund may purchase publicly traded debt securities consistent with the Fund's investment policies. The Fund's Investment Advisor has recommended, and the Board has approved, that a change be made to permit the Fund to lend the Fund's portfolio securities to the extent permitted by the 1940 Act and policies and procedures established by the Board from time to time.


    If this proposal is approved by stockholders, the Fund may lend portfolio securities to creditworthy U.S. and foreign brokers, dealers and banks that are recommended by the Fund's investment adviser and approved by the Fund's Board from time to time. The Fund will not lend securities to the Fund's investment advisers or any of their affiliates, unless the Fund has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). The Fund's loans of securities will be collateralized as required by the SEC, by cash or cash equivalents, letters of credit or U.S. government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder" (unless the SEC permits affiliated persons to serve as "finders").

    Whenever the Fund loans securities, it will comply with conditions established by the SEC, which conditions currently include: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower provided that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. As with any lending arrangement, there are risks of delay in recovery and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. There are additional risks with respect to international lending. Although the Investment Advisor believes that soon after entering into the securities lending transaction most collateral will be transferred to the Fund's domestic custodian, should collateral be maintained by a foreign subcustodian, there could be additional delays in recovering such collateral. Further, should the Fund have difficulty in recovering securities that are called, the Fund may be required to buy the same securities at market price to cover its delivery obligations.

    Accordingly, it is proposed that the Fund's lending restriction, which provides that the Fund may not:

    "Make loans (except for the purchase of publicly traded debt securities consistent with the Fund's investment policies)."

be amended to provide that the Fund may not:



    "Make loans. This restriction does not apply to: (a) the purchase of publicly traded debt securities consistent with the Fund's investment objectives and policies (including participation interests in such securities); and (b) loans of the Fund's portfolio securities."


REQUIRED VOTE

    Proposal No. 3 requires approval by a 1940 Act Majority Vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

         PROPOSAL NO. 4: APPROVING A NEW INVESTMENT ADVISORY AGREEMENT
                     WITH DRESDNER RCM GLOBAL INVESTORS LLC

    The Fund's stockholders are being asked to approve an Investment Advisory Agreement (the "New Investment Advisory Agreement") between the Fund and Dresdner RCM, pursuant to which Dresdner RCM will be the Fund's investment adviser and administrator. The Fund's stockholders are also being asked to approve a subadvisory agreement (the "Subadvisory Agreement") among Dresdner RCM, Kleinwort Benson Investment Management Americas Inc. ("KBIMA" or the "Subadvisor") the Fund's current investment adviser, and the Fund (see Proposal No. 5). (The New Investment Advisory Agreement and the Subadvisory Agreement are sometimes hereinafter referred to collectively as the "New Agreements"). As explained in further detail below, the New Agreements are intended to reflect the expanded global investment expertise and resources that will be dedicated to the Fund under the New Mandate. The New Agreements will not change the rate of fees that the Fund is currently paying for both investment advisory and administrative services.

    Currently, the Fund has an investment advisory agreement with KBIMA (the "Existing Investment Advisory Agreement"), which provides for both advisory and administration services. KBIMA has in turn entered into a sub-administration contract with Dresdner RCM (the "Sub-Administration Contract"), pursuant to which Dresdner RCM presently performs all administrative and non-investment advisory services for the Fund. The administration services under the Sub-Administration Contract are substantially identical to the administrative services described in the Existing Investment Advisory Agreement and the New Investment Advisory Agreement.

    Dresdner RCM and KBIMA are both indirect wholly owned subsidiaries of Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany ("Dresdner Bank"). The Board believes that the proposed engagement of Dresdner RCM as the investment adviser of the Fund, and of KBIMA as the subadviser of the Fund, will make available to the Fund the full range of investment expertise and global strategic leadership of the Dresdner Bank organization. These New Agreements have been structured so that there will be no change in the fee rate paid by the Fund for investment advisory and administrative services. KBIMA would be paid by Dresdner RCM for the services it provides to the Fund pursuant to the Subadvisory Agreement.

    If the Fund's stockholders approve the New Agreements at the Meeting, the Existing Investment Advisory and the Sub-Administration Agreement will terminate, and the New Agreements will become effective on the business day immediately following such approval. The terms of the New Investment Advisory Agreement are substantially similar in all material respects to the terms of the Existing Investment Advisory Agreement, and the fee schedule is identical. (The Existing Investment Advisory

Agreement and the New Investment Advisory Agreement are sometimes hereinafter referred to individually, as an "Advisory Agreement" and collectively, as the "Advisory Agreements") The form of the New Investment Advisory Agreement is set forth as Appendix D to this proxy statement. The form of the Subadvisory Agreement is set forth as Appendix E to this proxy statement.

BOARD APPROVAL OF NEW AGREEMENTS


    At the Special Joint Meeting, the Fund's Board of Directors, including a majority of the disinterested directors, approved the New Agreements. In approving the New Investment Advisory Agreement and the Subadvisory Agreement, the Board of Directors relied on the fact that the adoption of the New Agreements would not result in any material change to the investment management and administrative services currently provided to the Fund nor would there be any change in the fee schedule for such services.


EXISTING INVESTMENT ADVISORY AGREEMENT

    Under the Existing Investment Advisory Agreement, which has been in effect since August 8, 1995, and as amended September 17, 1996 to add a breakpoint in the fee schedule, KBIMA serves as the Fund's investment adviser. The Existing Investment Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons", as defined in the 1940 Act, on December 5, 1998. The Existing Investment Advisory Agreement was last approved by an affirmative vote of the stockholders on December 5, 1995.

    As the Fund's investment adviser, KBIMA, subject to the supervision of the Fund's Board of Directors, determines which securities and other investments will be purchased, retained or sold by the Fund. KBIMA also selects brokers and dealers to execute portfolio transactions on behalf of the Fund and determines the timing of portfolio transactions and other matters related to securities execution.

NEW INVESTMENT ADVISORY AGREEMENT

    The following description of the New Investment Advisory Agreement is subject to and qualified by the text of the form of agreement set forth as Appendix D to this Proxy Statement.

    Subject to the terms of the New Investment Advisory Agreement, Dresdner RCM will be responsible for the investment program for the Fund and will also provide investment research and management with respect to all securities and investments and cash equivalents. Dresdner RCM's management duties will include the conduct of research in global fixed income securities and other eligible portfolio securities, the formulation of investment strategies for the Fund and the implementation of decisions to purchase or sell portfolio securities, including the selection of brokers and dealers to effect transactions for the portfolio. Among its services as administrator of the Fund, Dresdner RCM will monitor the valuation of the Fund's portfolio securities and the calculation of the net asset value of the Fund; calculate the amount of dividends and distributions to be paid to the Fund's stockholders; prepare reports to the Fund's Board of Directors and notices to stockholders and prepare and make filings with the Securities and Exchange Commission, the New York Stock Exchange and other regulatory and self-regulatory organizations; prepare the Fund's financial statements and prepare and file the Fund's tax returns; maintain certain books and records required under the 1940 Act; reconcile account information and balances among the Fund's custodian, transfer agent, dividend-paying agent and other agents; oversee the performance of professional services rendered to the Fund by others, including the Fund's custodian, transfer agent and dividend-paying agent; and provide the Fund with adequate general office space and facilities and with personnel competent to perform the foregoing services. The New Investment Advisory Agreement authorizes Dresdner RCM to delegate any or all of its duties under the Agreement to a subadviser (such as KBIMA) or a subadministrator.

TERMS OF BOTH ADVISORY AGREEMENTS

    The Fund pays an investment advisory fee at an annual rate of 0.70% of the Fund's weekly net assets up to $100 million and at an annual rate of 0.65% of the Fund's weekly net assets in excess of $100 million. The fee is computed based upon the net asset value at the end of each week and payable at the end of each calendar month. (For the fiscal year ended October 31, 1998, the Fund paid KBIMA investment advisory fees of $706,840.)

    The investment adviser will pay all expenses of its employees and overhead incurred by them in connection with their duties as directors and officers under the Advisory Agreement. The Fund bears all of its own expenses, including, but not limited to, fees under the Advisory Agreement; fees of directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or its investment adviser; out-of-pocket travel expenses of the Fund's disinterested directors and other expenses incurred by the Fund in connection with directors' meetings; interest expenses; taxes and government fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and expenses of stockholders' meetings.

    The Advisory Agreement may be terminated by the Fund, without the payment of any penalty, upon a vote of a majority of the directors of the Fund who are not interested persons or a 1940 Act Majority Vote at any time upon not less than 60 days' prior written notice to the investment adviser or by the investment adviser upon not less than 60 days' prior written notice to the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the services provided to the Fund, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from its willful misfeasance, bad faith, gross negligence or its reckless disregard of its obligations and duties under the Advisory Agreement.

    The services of the investment adviser under the Advisory Agreement are not deemed to be exclusive. The investment adviser or any of its affiliates may provide similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and may engage in other activities.

    The Advisory Agreement continues in effect from year to year, subject to approval annually in accordance with the 1940 Act.

INFORMATION ABOUT DRESDNER RCM GLOBAL INVESTORS LLC

    It is proposed that Dresdner RCM, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111, act as investment adviser. Dresdner RCM is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. Dresdner RCM is actively engaged in providing investment supervisory services to institutional and individual clients. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

    Dresdner RCM currently provides investment advisory services to the following funds that have investment objectives similar to those being proposed for the Fund (Dresdner RCM does not provide investment advisory services to any other funds with investment objectives that are similar to the Fund's current objectives):

                                             NET ASSETS AS OF
OPEN-END MANAGEMENT                           JULY 31, 1999                 ANNUAL MANAGEMENT FEE
INVESTMENT COMPANY                              (IN 000'S)                  (AS A % OF NET ASSETS)
-------------------------------------------  ----------------  ------------------------------------------------
Dresdner RCM Strategic Income Fund              $    2,927     0.75% on the first $500 million
                                                               0.70% on the next $500 million
                                                               0.65% in excess of $1 billion
                                                               With a 1.50% expense cap on Class N shares and a
                                                               1.25% expense cap on Class I shares

CLOSED-END MANAGEMENT
INVESTMENT COMPANY
-------------------------------------------
RCM Strategic Global Government Fund            $  331,129     0.95%

    Certain information regarding the directors and principal executive officers of Dresdner RCM is set forth below:


                                         POSITION WITH
         NAME AND ADDRESS                 DRESDNER RCM                        PRINCIPAL OCCUPATION
----------------------------------  ------------------------  ----------------------------------------------------

Gerhard Eberstadt                   Member of Board of        Member of Board of Managers, Dresdner Bank AG
Jurgen-Ponto-Platz 1                Managers
D-60301 Frankfurt-am-Main
Germany

George N. Fugelsang                 Member of Board of        President/Chief Executive Officer/Chairman, Dresdner
75 Wall Street                      Managers                  Kleinwort Benson North America LLC
New York, NY

Susan C. Gause(1)                   Member of Board of        Same
                                    Managers; Chief
                                    Operating Officer; and
                                    Senior Managing Director

Luke D. Knecht(1)                   Member of Board of        Same
                                    Managers; and Managing
                                    Director

Joachim Madler                      Member of Board of        Same
Mainzer Landstrasse 15-17           Managers; and Managing
D-60301 Frankfurt-am-Main           Director
Germany

                                         POSITION WITH
         NAME AND ADDRESS                 DRESDNER RCM                        PRINCIPAL OCCUPATION
----------------------------------  ------------------------  ----------------------------------------------------
William L. Price(1)                 Member of Board of        Same
                                    Managers; Senior
                                    Managing Director; Chief
                                    Executive Officer; and
                                    Global Chief Investment
                                    Officer

William S. Stack(1)                 Member of Board of        Same
                                    Managers; Senior
                                    Managing Director; and
                                    Global Equity Chief
                                    Investment Officer

Kenneth B. Weeman, Jr.(1)           Member of Board of        Same
                                    Managers; Vice Chairman;
                                    and Senior Managing
                                    Director

------------------------

(1) The address for these directors and officers is Four Embarcadero Center, San Francisco, California 94111.

    The following directors and officers of the Fund are directors, officers, employees, or stockholders of Dresdner RCM: Luke D. Knecht, Robert J. Goldstein, Jennie Klein, Karin Brotman and Judith W. O'Connell. None of the directors or officers of the Fund owns securities or has a direct or indirect material interest in Dresdner RCM or Dresdner Bank (not including directors of Dresdner
RCM). No director of the Fund had a material interest in a material transaction during the fiscal year ended October 31, 1998 nor has such an interest in a proposed material transaction to which Dresdner RCM, Dresdner Bank, or any subsidiaries thereof were or will be parties.

REQUIRED VOTE


    Approval of the New Investment Advisory Agreement will require a 1940 Act Majority Vote; however, the effectiveness of this Proposal is contingent upon stockholder approval of Proposal No. 5. Accordingly, if Proposal Nos. 4 and 5 are not both approved, the Existing Investment Advisory Agreement and the Sub-Administration Contract will remain in effect.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.

               PROPOSAL NO. 5: SUBADVISORY AGREEMENT FOR THE FUND

    The Board of Directors proposes that stockholders of the Fund approve a Subadvisory Agreement among Dresdner RCM, KBIMA and the Fund. The proposed Subadvisory Agreement would permit Dresdner RCM to grant to KBIMA investment management authority to buy and sell securities on behalf of the Fund. KBIMA would be subject to the direct supervision of Dresdner RCM. Since Dresdner RCM would pay all of KBIMA's fees under the Subadvisory Agreement, the proposed agreement would not affect the fees payable by the Fund to Dresdner RCM. For the services to be rendered pursuant to the Subadvisory Agreement, Dresdner RCM will pay to KBIMA the percentage of Dresdner RCM's management fee equal to the percentage of the Fund's weekly net assets sub-advised by KBIMA.

    At the Special Joint Meeting, the Board of Directors, including a majority of the disinterested Directors, approved the proposed Subadvisory Agreement, subject to approval of stockholders of the Fund. The form of the Subadvisory Agreement is attached to this proxy statement as Appendix E, and the following description of the Subadvisory Agreement is subject to and qualified by the text of such form of agreement.

    Under the Subadvisory Agreement, KBIMA would provide research and investment services to Dresdner RCM, and Dresdner RCM would grant to KBIMA investment management authority with respect to the Fund's assets. In the exercise of its investment management authority on behalf of the Fund, KBIMA would be required, subject to the supervision of Dresdner RCM, to direct investments of the Fund in accordance with the Fund's investment objectives, policies and limitations and the 1940 Act. KBIMA would be authorized to buy or sell securities for the Fund subject to the overall supervision of Dresdner RCM and the Board of Directors. KBIMA would continue to be subject to the control and direction of Dresdner RCM and the Board of Directors with respect to these investment management services and to be bound by the investment objectives, policies and limitations of the Fund. KBIMA would also have access to Dresdner RCM's substantial research resources and expertise.

    In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Subadvisory Agreement on the part of KBIMA, KBIMA will not be subject to liability to Dresdner RCM, the Fund or to any stockholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    If approved by stockholders, the Subadvisory Agreement would continue in force from year to year, so long as its continuance is approved annually in accordance with the 1940 Act.

    The Subadvisory Agreement could be transferred to a successor of KBIMA without resulting in termination and without stockholder approval, as long as the transfer does not constitute an assignment under the 1940 Act. The Subadvisory Agreement would be terminable on 60 days' written notice by any party to the agreement, and the Subadvisory Agreement would terminate automatically in the event of its assignment.

INFORMATION ABOUT KLEINWORT BENSON INVESTMENT MANAGEMENT AMERICAS INC.

    It is proposed that Kleinwort Benson Investment Management Americas Inc. ("KBIMA"), a Delaware corporation with principal offices at Four Embarcadero Center, San Francisco, California 94111, act as Subadvisor. KBIMA is an indirect wholly owned subsidiary of Dresdner Bank, an international banking organization with principal executive offices in Frankfurt, Germany. KBIMA is actively engaged in providing investment management and investment supervisory services to institutions, collective investment trusts (including mutual funds) and individual clients. KBIMA does not currently advise any other funds with investment objectives similar to the Fund's current or proposed investment objectives. KBIMA was organized in 1993.

    Certain information regarding the directors and principal executive officers of KBIMA is set forth below:


                                         POSITION WITH
         NAME AND ADDRESS                    KBIMA                            PRINCIPAL OCCUPATION
----------------------------------  ------------------------  ----------------------------------------------------
Gerhard Eberstadt                   Director                  Member of Board of Managers of Dresdner Bank AG
Jurgen-Ponto-Platz 1
D-60301 Frankfurt-am-Main
Germany
George N. Fugelsang                 Director                  President/Chief Executive Officer/Chairman, Dresdner
75 Wall Street                                                Kleinwort Benson North America LLC
Susan C. Gause(1)                   Director and Chief        Member of Board of Managers; Chief Operating
                                    Operating Officer         Officer; and Senior Managing Director of Dresdner
                                                              RCM
Luke D. Knecht(1)                   Director                  Member of Board of Managers and Managing Director of
                                                              Dresdner RCM
Joachim Madler                      Director                  Member of Board of Managers and Managing Director of
Mainzer Landstrasse 15-17                                     Dresdner RCM
D-60301 Frankfurt-am-Main
William L. Price(1)                 Director and Chief        Member of Board of Managers; Senior Managing
                                    Executive Officer         Director; Chief Executive Officer; and Global Chief
                                                              Investment Officer of Dresdner RCM
William S. Stack(1)                 Director                  Member of Board of Managers; Senior Managing
                                                              Director; and Global Equity Chief Investment Officer
                                                              of Dresdner RCM
Kenneth B. Weeman, Jr.(1)           Director                  Member of Board of Managers; Vice Chairman; and
                                                              Senior Managing Director of Dresdner RCM


------------------------
(1) The address for these directors and officers is Four Embarcadero Center, San Francisco, California 94111.


    Other than Luke D. Knecht, there are no directors and officers of the Fund who are directors, officers, employees, or stockholders of KBIMA. None of the directors or officers of the Fund own securities or have a direct or indirect material interest in KBIMA or Dresdner Bank (not including directors of KBIMA). No director of the Fund had a material interest in a material transaction during the fiscal year ended October 31, 1998 nor has such an interest in a proposed material transaction to which KBIMA, Dresdner Bank, or any subsidiaries thereof were or will be parties.


REQUIRED VOTE


    Approval of the Subadvisory Agreement will require a 1940 Act Majority Vote; however, the effectiveness of this Proposal is contingent upon stockholder approval of Proposal No. 4. Accordingly, if Proposal Nos. 4 and 5 are not both approved, the Existing Investment Advisory Agreement and the Sub-Administration Contract will remain in effect.



      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 5

                 PROPOSAL NO. 6: ELECTION OF CLASS II DIRECTORS


    At the Meeting, two nominees are being proposed for election as Class II Directors of the Fund. Each of the two Class II Directors will serve until the Class II term expires in 2002 or until his successor has been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby for the election of the following nominees as Directors of the Fund:


                                                                                 SHARES OF
                                                                               COMMON STOCK
                                                                               BENEFICIALLY
                                                                                 OWNED AT
                                   POSITION(S)    PRINCIPAL OCCUPATION AND     SEPTEMBER 8,
  NAME AND ADDRESS        AGE     WITH THE FUND      OTHER AFFILIATIONS            1999           CLASS
---------------------     ---     -------------  ---------------------------  ---------------     -----
Luke D. Knecht(+)         45      Director and   Member of Board of Managers         4,500             II
4 Embarcadero Center                President    and Managing Director,
San Francisco, CA                  since 1999    Dresdner RCM since 1998;
94111                                            Director, KBIMA since July
                                                 1998; Chairman and
                                                 President, RCM Strategic
                                                 Global Government Fund,
                                                 Inc. since March 1999;
                                                 Chairman, Caywood Scholl
                                                 Capital Management since
                                                 December 1998; Executive
                                                 Director, Russell Reynolds
                                                 Associates from 1995 to
                                                 1997; President, CSI Asset
                                                 Management from 1993 to
                                                 1995.

Stephen K. West           70        Director     Partner, Sullivan &                 2,000             II
42 Old Wood Road                   since 1997    Cromwell (1964-1996); Of
Bernardsville, NJ                                Counsel, Sullivan &
07924                                            Cromwell (since 1997);
                                                 Director, AMVESCAP plc;
                                                 First ING Life Insurance
                                                 Company of New York; ING
                                                 American Holdings, Inc.;
                                                 Pioneer Funds; Swiss
                                                 Helvetia Fund, Inc.;
                                                 Winthrop Focus Funds.


------------------------


(+) If Proposal Nos. 4 and 5 are approved Mr. Knecht would be an "interested person" of the Fund because he is an officer of the Fund's investment adviser.

    Class III Directors' terms will expire in 2000 and Class I Directors' terms will expire in 2001. The following Directors of the Fund may serve in such capacity until their terms of office expire and their successors are duly elected and qualified.


                                                                                 SHARES OF
                                                                               COMMON STOCK
                                                                               BENEFICIALLY
                                                                                 OWNED AT
                                   POSITION(S)    PRINCIPAL OCCUPATION AND     SEPTEMBER 8,
  NAME AND ADDRESS        AGE     WITH THE FUND      OTHER AFFILIATIONS            1999           CLASS
---------------------     ---     -------------  ---------------------------  ---------------     -----
Sir Robert C. Cotton      83      Director and   Chairman, Australian                    0              I
2 Spruson Street                   Chairman of   Photonics Co-operative
Neutral Bay                         the Board    Research Centre; Director,
NSW 2089                           since 1986    Thomson-CSF Pacific Pty.
Australia                                        Ltd. Formerly Australian
                                                 Ambassador to the United
                                                 States (1982 to 1985)

James J. Foley(1)         75        Director     From 1952 to 1995, Faculty          1,538              I
60 Pond Street                     since 1986    Member, Harvard Graduate
Belmont, MA 02478                                School of Business. Since
                                                 1967, Consultant to Courier
                                                 Corp.

The Earl of               69        Director     Chairman, Pirelli UK plc                0            III
Limerick(1)                        since 1986    (since 1989); Deputy
11 Berkeley Street                               Chairman, Henderson plc
London, WIX 6BU                                  (since 1998); Chairman,
England                                          London Guildhall University
                                                 (since 1984), formerly
                                                 Deputy Chairman, Kleinwort
                                                 Benson Ltd. (retired 1987),
                                                 Chairman, De La Rue plc
                                                 (retired 1997); Chairman,
                                                 AMP Asset Management plc
                                                 (1992 to 1998).

Leonard T. Hinde(1)       74        Director     Formerly Advisor to the                 0            III
8 Earl Street                      since 1987    Governor, Reserve Bank of
Mosman, NSW                                      Australia (retired 1985).
2088
Australia

                                                                                 SHARES OF
                                                                               COMMON STOCK
                                                                               BENEFICIALLY
                                                                                 OWNED AT
                                   POSITION(S)    PRINCIPAL OCCUPATION AND     SEPTEMBER 8,
  NAME AND ADDRESS        AGE     WITH THE FUND      OTHER AFFILIATIONS            1999           CLASS
---------------------     ---     -------------  ---------------------------  ---------------     -----
G. William Miller(1)      74      Director and   G. William Miller & Co.             5,000            III
1215 19th Street N.W.                Deputy      Inc., merchant banking
Washington, D.C.                    Chairman     (since 1983); Chairman and
20036                              since 1986    Director, HomePlace of
                                                 America, Inc. (since
                                                 October 1995); Director, GS
                                                 Industries, Inc. (since
                                                 October 1995), Simon
                                                 Property Group, Inc. (since
                                                 August 1996), and Repligen
                                                 Corporation (since 1982);
                                                 Trustee, Marine Biological
                                                 Laboratory (since August
                                                 1996).


------------------------

(1) Member, Audit Committee.


    The executive officers of the Fund, other than as shown above, are: Robert
J. Goldstein, Secretary since April, 1998 and Jennie M. Klein, Treasurer since April, 1998. Mr. Goldstein is 36 years old and has been a Director and Associate General Counsel of Dresdner RCM since July 1998. Prior to joining Dresdner RCM in 1997, Mr. Goldstein was an associate in the New York office of Weil, Gotshal & Manges LLP from 1990 through 1996. Ms. Klein is 34 years old and has been the Director of Commingled Fund Services at Dresdner RCM since July 1998. Ms. Klein joined Dresdner RCM in 1994.



    The Directors and officers of the Fund as a group owned less than 1% of the shares outstanding as of September 8, 1999.


    The Fund reimburses all non-interested Directors for their out-of-pocket and travel expenses. During the Fund's fiscal year ended October 31, 1998, there were two meetings of the Fund's Board of Directors. All directors, except Mr. Miller, attended all meetings held during the year. The Board of Directors has an Audit Committee, but does not have a nominating committee.

    The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee during fiscal 1998 were Messrs. Foley, Hinde, Miller and The Earl of Limerick. The Audit Committee met twice during the fiscal year ended October 31, 1998. During the Fund's 1998 fiscal year, no director other than Mr. Miller attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and, as applicable, the Audit Committee.

    Set forth below is information concerning compensation paid to the Fund's directors and officers during its fiscal year ended October 31, 1998:

                                                                   PENSION OR                          TOTAL
                                                                   RETIREMENT                       COMPENSATION
                                                                    BENEFITS                       FROM FUND AND
                                                    AGGREGATE      ACCRUED AS       ESTIMATED      FUND COMPLEX*
                                                  COMPENSATION    PART OF FUND   ANNUAL BENEFITS      PAID TO
NAME AND POSITION                                 FROM THE FUND     EXPENSES     UPON RETIREMENT     DIRECTORS
------------------------------------------------  -------------  --------------  ---------------  ----------------
Sir Robert Cotton
Director & Chairman of the Board                        $8,492           None             None           $8,492
David M. Felder,-
Director & President                                      None           None             None              None
James J. Foley,
Director                                               $11,000           None             None           $11,000
Leonard T. Hinde,
Director                                               $10,321           None             None           $10,321
The Earl of Limerick,
Director                                               $12,338           None             None           $12,338
Nigel S. MacEwan,-
Director                                                $7,000           None             None            $7,000
G. William Miller,
Director & Deputy Chairman                              $7,000           None             None            $7,000
Stephen K. West,
Director                                                $7,000           None             None            $7,000
Robert J. Goldstein
Secretary                                                 None           None             None              None
Jennie W. Klein
Treasurer                                                 None           None             None              None

------------------------

- Mr. Felder was a Director and the President of the Fund until December 31, 1998, and Mr. McEwan was a Director until February 20, 1999.

*   The Fund is the only fund in the Fund Complex.

REQUIRED VOTE

    The election of each Director requires the affirmative vote of a majority of the shares cast for the Director at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 6.

              PROPOSAL NO. 7: SELECTION OF INDEPENDENT ACCOUNTANTS

    A majority of the members of the Board of Directors who are not interested persons of the Fund have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 1999. The ratification of the selection of independent accountants is to be voted upon at the meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP will attend the meeting if so requested in writing by a stockholder at least 14 days in advance of the Meeting.


    The Board of Directors' policy regarding engaging independent accountants' services is that Management may engage the Fund's independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from the Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

    The ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending October 31, 1999 requires the affirmative vote of a majority of the shares cast on the matter at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 7.
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    Section 30(h) of the 1940 Act requires the Fund's directors, officers, investment adviser, affiliated persons of its investment adviser, and the beneficial owners of more than 10% of the Fund's capital stock to file initial reports of ownership and reports of changes of ownership with the SEC and the New York Stock Exchange, and to provide copies of such reports to the Fund.


    Based solely on a review of the copies of such reports received by the Fund and written representations by reporting persons that no additional reports are due, the Fund is of the opinion that all Section 30(h) requirements for 1998 were satisfied.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those stated above. If any other business should come before the Meeting, the persons named in the Proxies intend to vote thereon in accordance with the views of the Fund's management.

                             STOCKHOLDER PROPOSALS

    It is anticipated that the date of the Fund's Annual Meeting of Stockholders in 2000 (the "2000 Annual Meeting Date") will be earlier than 30 days prior to the first anniversary date of this year's Meeting. Therefore, according to federal rules, the deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting in 2000 is a reasonable time before the Fund begins to print and mail its proxy materials. In accordance with the Fund's Advance Notice By-Laws, any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement by the later of the close of business on (i) the date 90 days prior to the 2000 Annual Meeting Date or (ii) the 10th day following the date the 2000 Annual Meeting Date is first publicly announced or disclosed. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be either included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules or the Fund's Advance Notice By-Law, respectively, must be complied with before consideration of the proposal is required.

                                          By order of the Board of Directors,

                                                  [SIGNATURE]

                                          Robert J. Goldstein

                                          SECRETARY


September 13, 1999


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND'S TRANSFER AGENT.

                                   APPENDIX A
                                  BOND RATINGS

STANDARD & POOR'S CORPORATION ("S&P")


AAA:       Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:        Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A:         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:       Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

BB:        Bonds rated BB are less vulnerable to default than other speculative issues.
           However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to pay interest or repay principal.

B:         Bonds rated B have the capacity to pay interest and repay principal; however, they are more vulnerable to default than bonds rated BB. Adverse business, financial, or economic conditions will likely impair the capacity or willingness to pay interest or repay principal.

CCC:       Bonds rated CCC are currently vulnerable to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to pay interest and repay principal.


The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of bonds with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE ("MOODY'S")


Aaa:       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A:         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:       Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:         Bonds which are rated B generally lack characteristics of the desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:       Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                                   APPENDIX B
                   RISKS INVOLVED IN FOREIGN DEBT INVESTMENT

    Securities of foreign issuers involve different, and sometimes greater risks than securities of U.S. issuers. Information about foreign issuers may be less readily available than information about U.S. issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, a fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell that security, could result in possible liability of the fund to the purchaser. Delays in settlement could adversely affect a fund's ability to implement its investment strategies and achieve its investment objectives.

    In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

    To the extent that the Investment Advisor determines that investment in securities denominated in foreign currencies will assist the Fund in achieving its investment objectives, such securities will be subject to foreign exchange risk; fluctuations in value due to changes in the value of the currency against the U.S. dollar. A decline in the value of a foreign currency compared to the U.S. dollar will give rise to an ordinary loss to the Fund. Income received from securities denominated in a foreign currency is also translated into and distributed in U.S. dollars, so that a decline in the value of a foreign currency will result in a decline in income to the Fund. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Exchange rate fluctuation and local currency devaluation could have a material effect on the value of the Fund's securities that are denominated in foreign currencies.

               RISKS INVOLVED IN EMERGING MARKET DEBT INVESTMENT

    Special risks associated with investments in emerging market debt securities are in addition to the usual risks of investing in debt securities of developed foreign markets around the world. The securities markets of emerging market countries are substantially smaller, less developed and more volatile than the securities markets of developed foreign markets. Such securities when denominated in their local currencies also tend to be less liquid than others in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency value, and other protectionist measures imposed or negotiated by the countries with which they trade. Their economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.

    In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions concerning the economy may adversely affect issuers within those countries. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of issuers of emerging market debt securities to make payments on their debt obligations, regardless of their financial condition. This risk is increased when the securities are denominated in US dollars. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.

             RISKS INVOLVED IN NON-INVESTMENT GRADE DEBT INVESTMENT

    Non-investment grade securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

    The market values of non-investment grade debt securities tend to reflect individual developments of the issuer and the foreign country to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, non-investment grade debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Certain emerging market governments that issue non-investment grade debt securities are among the largest debtors to commercial banks, foreign governments, and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest payments as they come due.

    The rating of a debt security may change over time. Internationally recognized rating organizations monitor and evaluate the ratings assigned to debt securities on an ongoing basis. As a result, debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time they are held by the Fund.

    When the Fund invests in non-investment grade securities, achievement of the Fund's investment objectives is more dependent upon the Investment Advisor's analysis than would be the case if the Fund were investing in higher-rated instruments. The Investment Advisor will try to reduce the risk inherent in the Fund's investments in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for non-investment grade bonds, the

Investment Advisor's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's investments in such securities. The Investment Advisor will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.

                         LEVERAGE AND ASSOCIATED RISKS


    Leverage may be utilized by the Fund to both generate and stabilize the Fund's future income stream. The Fund may utilize leverage by borrowing in an amount not to exceed 30% of its total assets (including the amount borrowed). The Fund may also utilize leverage through the purchase and sale of derivative instruments, such as futures contracts, options and swaps. The Fund will only exercise its authority to leverage the Fund's assets when the investment adviser believes that such borrowings or derivatives transactions will benefit the Fund, after taking into account considerations such as interest income and possible gains or losses upon liquidation.


    Borrowings by the Fund create an opportunity for increased income. To the extent that income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowings had not been used. Conversely, if the income from securities purchased with borrowed funds is not sufficient to cover the costs of borrowing, the net income of the Fund will be less than if borrowing had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Borrowing may also result in higher volatility of the Fund's net asset value and market value. The use of leverage by the Fund creates an opportunity for increased net income/or capital gain, but, at the same time, creates special risks including greater risk of capital loss. To the extent that the Fund does not collateralize its leverage obligations (i.e. futures contracts and swaps, etc.), they will be treated as senior securities for purposes of the 1940 Act. Under Proposal No. 2, the Fund may not enter into any senior security transactions if the Fund's senior securities would thereby exceed 30% of its total assets (including the amount borrowed).

    The use of leverage is an important adjunct to Proposal No. 1 to expand the Fund's investment mandate. The Investment Advisor anticipates utilizing certain derivatives and other instruments to generate leverage. However, derivatives may also be utilized for the following purposes: to hedge risks associated with interest rate and currency rate fluctuations; to enhance liquidity and credit quality in less developed markets; to gain exposure to particular countries that would otherwise be unavailable due to lack of available paper or government regulations; and to minimize transaction costs and achieve transactional efficiencies.

    Gains and losses on "derivatives" transactions depend on the Investment Advisor's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of derivatives include:

    - imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;

    - the possible absence of a liquid secondary market;

    - the potential loss if the counterparty to the transaction does not perform as promised; and

    - the possible need to defer closing out certain positions to avoid adverse tax consequences.

    If Proposal No. 2 is approved, certain of the Fund's fundamental investment restrictions that previously disallowed the issuance of senior securities, the borrowing of money (except for temporary or emergency purposes or for the clearance of transactions), the ability to invest in commodity contracts (i.e. futures contracts) and the ability of the Fund to place initial and variation margin payments will be amended. The following paragraphs provide examples of the types of transactions that the Fund may engage in as a result of the amendments to the above referenced fundamental policies. They are not intended to represent an exhaustive list of the techniques that may be utilized by the Fund or their associated risks.

    FUTURES CONTRACTS. The Fund may purchase and sell various kinds of futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies, or other financial instruments or indexes.

    When futures are used for risk management purposes, the Fund will generally take long or short positions in futures contracts in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, to increase the Fund's exposure to long-term U.S. government securities, the Investment Advisor may cause the Fund to take long positions in futures contracts on U.S. Treasury bonds. Sometimes this will be done in connection with the positions in futures contracts on U.S. government and other high quality securities in an amount, marked-to-market daily, equal to the Fund's obligations under the futures contracts, thereby producing a synthetic security. In other cases, the Fund will only deposit initial and variation margin as required by relevant Commodity Futures Trading Commission regulations and the rules of the contract markets. The Fund can also increase its exposure to foreign currencies and other markets through risk management policies involving futures on foreign currencies and futures on securities or interest rate indexes, respectively. Risk management transactions may have the effect of providing a degree of investment leverage, particularly when the Fund does not segregate assets equal to its obligation under the contract since the futures contracts will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio may at times be more volatile than the value of comparable portfolios that do not engage in risk management transactions.

    The purchase and sale of futures contracts involve risk. Thus, while the Fund may benefit from the use of futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in less favorable overall performance for the Fund than if it had not entered into any futures contracts. Losses incurred in transactions in futures contracts and the costs of these transactions will affect the Fund's performance, and losses from investing in futures transactions are potentially unlimited. In addition, positions in futures contracts may be closed out only on the exchange or board of trade on which they were entered into and no assurance can be given that an active market will exist for a particular contract at any particular time. To the extent that the Fund engages in futures for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and movements in the price of the security, currency or instrument that is the subject of the hedge.

    OPTIONS TRANSACTIONS. The Fund may purchase put and call options on currencies, interest rates, prepayment rates, individual securities, indexes of securities, or other financial instruments or indexes. The Fund may purchase both exchange-traded and over-the-counter options.

    An option is created when the writer grants to the purchaser an option to purchase or sell a particular currency, security, index of securities, or other index at a specified price (the "exercise price") in return for payment of a specified amount (the "option premium"). A call option gives the holder the right, but not the obligation, to purchase at or until a specified time (the "expiration date") the underlying currency or instrument (or, in the case of an index, to receive payments linked to changes in the price of the index) by paying the exercise price. A put option generally conveys to the holder the right to sell at or until the option expiration date the underlying currency or instrument (or, in the case of an index, to receive payments linked to a decrease in the price of the index below a certain level) at the exercise price. American-style options may be exercised at any point prior to and including the expiration date; European-style options may be exercised only on the expiration date. The Fund may purchase and sell both American-style and European-style options.

    Successful use by the Fund of options will depend on the accuracy of the Investment Advisor's assumptions concerning movements in the direction of the security, currency or index underlying the option used as a hedge. The purchase of an option may constitute an effective hedge against price fluctuations in the underlying currency, security, or index; however, in the event of price movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The benefit to the Fund derived from the purchase of an option will be reduced by the amount of the premium and related transaction costs.

    With respect to exchange-traded options, the ability of the Fund to engage in closing transactions with respect to options that the Fund has purchased depends on the existence of a liquid secondary market. In a closing purchase or sale transaction, the Fund acquires a position that offsets and cancels an options position then held by the Fund. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing sale transaction with respect to any option that it has purchased, the Fund would have to exercise the option in order to realize any profit on the options position and would incur transaction costs.

    In addition, the Fund may purchase and sell options over-the-counter with broker-dealers or other financial institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers or others acting as counterparty in such transactions will not, or may not be able to, fulfill their obligations. If the Fund purchases an over-the-counter option and the counterparty defaults, the Fund may be unable to exercise the option and may suffer a loss.

    The purchase of options is a highly specialized activity that involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the accuracy of the Investment Advisor's assumptions concerning future price fluctuations and the degree of correlation between the options and the securities markets. If the Investment Advisor is incorrect in its determination of the direction or the extent of the movement of the yield differential, the investment performance of the Fund may be less favorable than it would have been in the absence of such options transactions.

    SWAPS. The Fund may enter into swaps on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, for both hedging and non-hedging purposes. While swaps (sometimes hereinafter referred to as "swap contracts") are different from futures contracts in that swap contracts are individually negotiated with specific counterparties, the Fund will use swap contracts for purposes similar to the purposes for which it uses options and futures. These uses of swap contracts present the Fund with risks and opportunities similar to those associated with options contracts and futures contracts.

    Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund and another party may exchange their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

    Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with the Fund, the Fund may suffer a loss. To address this risk, the Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual obligations.

    In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for the Fund to close out its obligations under the swap contract. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after the Investment Advisor has determined that it would be prudent to close out or offset the first swap contract.

    As with futures contracts, when the Fund uses swap contracts for risk management purposes, it is not necessarily required to segregate assets (on a mark-to-market basis) to cover its contractual obligations under the swap contract. In those cases, the swap contracts will have the effect of providing a degree of investment leverage similar to the leverage associated with non-segregated futures contracts. Also, when the Fund does not segregate to cover its contractual obligations under a swap contract, the amount of the Fund's contractual obligation (calculated daily on a mark-to-market basis) generally will be treated as a senior security under the 1940 Act.

    The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. If the Investment Advisor is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

    The Fund may establish a segregated account with its custodian in which it will maintain cash and/or liquid high-grade debt securities equal in value to its obligations in respect of reverse repurchase agreements. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share. Also, to the extent that the Fund does not establish such a segregated account with respect to any reverse repurchase agreement, the reverse repurchase agreement will involve leverage and therefore will be considered a "senior security" under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


    SHORT SALES. The Fund may engage in short sales transactions. A short sale transaction by the Fund typically would be a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price of such a security. When the Fund makes such a short sale, the proceeds it receives are retained by the broker effecting such transactions until the Fund replaces the borrowed security or provides adequate collateral for the short position. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in doing so, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.


    Short sales by the Fund create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

    It is anticipated that the Fund will engage in short sales transactions in an effort to both generate and stabilize the Fund's income. Typically the Fund would do so when the proceeds of such sale (the "short position") can be invested by the Fund in a security (the "long position") of comparable duration, thereby allowing the Fund to earn the yield difference between the long and the short position. For example, the Fund may sell short a low yielding bond (e.g. U.S. Treasuries) to buy a higher-yielding bond (e.g. emerging market bond) of comparable duration. This type of transaction would be entered into by the Fund when the Investment Advisor believes that the relationship between the long and the short position is expected to remain stable or move in a favorable direction.


    To avoid violating the borrowing limitations of the Fund and those in the 1940 Act, the Fund's obligations to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt securities in an amount equal to the market value of its delivery obligations. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.

                                   APPENDIX C
              NEW INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


    If Proposal Nos. 1 and 2 are approved by stockholders, the Fund's fundamental investment objectives, policies and restrictions would be as follows:


                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund's principal investment objective is high income through global investment in debt securities. Long-term capital appreciation through such investment is a secondary objective of the Fund. These objectives and the limitations on investments set forth in the following three paragraphs are fundamental policies of the Fund that may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. The vote of a "majority of the Fund's outstanding voting securities" means the vote, at the annual or a special meeting of the stockholders duly called, (A) of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (B) of more than 50% of the outstanding voting shares, whichever is less. The Fund policies that are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objectives.

PORTFOLIO STRUCTURE

    To achieve its investment objectives, the Fund may invest in debt securities across a broad range of fixed-income investment sectors in the U.S., developed foreign markets and emerging markets. The Fund is not required to maintain a minimum or maximum allocation of investments in any one of these investment sectors. The Fund's investments will be denominated in the U.S. dollar, except that the Fund may invest up to 25% of its total assets at the time of investment in non-U.S. dollar denominated securities, with no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency. "Emerging market countries" are defined as those countries included in the J.P. Morgan Emerging Market Bond Index Plus from time to time or, if this index is no longer available, any other recognized listing of emerging market countries selected by the Board of Directors of the Fund.

    It is a fundamental policy of the Fund to maintain a dollar-weighted average portfolio quality of investment grade based on ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, in the case of securities or issuers not rated by Moody's or S&P, judged by the investment adviser to be of equivalent quality), measured at the time of investment; provided, however, that no more than 10% of the Fund's total assets at the time of investment will be invested in any one sovereign issuer rated below AA by S&P or Aa by Moody's (or, in the case of securities or issuers not rated by Moody's or S&P, judged by the investment adviser to be of equivalent quality).

    As a non-diversified company there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code. As a matter of fundamental policy, however, the Fund may invest, at the time of investment, up to: (i) 5% of its total assets in any one non-sovereign issuer; and (ii) 10% of its total assets in issuers of any one emerging market country. The Fund invests in a variety of debt securities, with differing issuers, maturities and interest rates, to comply with the diversification and other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies so that the Fund will not be subject to U.S. taxes on its net investment income and net capital gains that it distributes to its stockholders. The average dollar-weighted maturity of the Fund's portfolio has not exceeded, and is not expected to exceed, 10 years.

    The policies with respect to portfolio credit quality and all of the percentage limitations on investments described above are required to be met at the time of investment. The Fund will not be required to divest investments for failure to meet any of these requirements as a result of market factors subsequent to investment, unless the Investment Advisor deems it appropriate to do so.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities

    The Fund may not:

    1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. For purposes of this restriction, the deposit or payment by the Fund of securities and other assets in escrow or collateral agreements with respect to initial or variation margin in connection with futures contracts or options will not be deemed to be a purchase of securities on margin.

    2. Make short sales of securities or maintain a short position if the market value of all securities sold short exceeds 25% of the value of the Fund's total assets.

    3. Issue senior securities or borrow money, except that the Fund may issue senior securities and borrow money, on a secured or unsecured basis, in an amount, at the time of borrowing or investing, up to 30% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than bank or other borrowings and may use the proceeds of such senior securities or borrowings for investment purposes. In addition, the Fund may borrow for temporary or emergency purposes an amount up to 5% of the Fund's total assets (not including the amount borrowed).

    4. Purchase or sell real estate or interests in real estate (other than mortgage-related securities), commodities or commodity contracts, except that the Fund may invest in futures contracts, options thereon and options on currencies.

    5. Make loans. This restriction does not apply to: (a) the purchase of publicly traded debt securities consistent with the Fund's investment objectives and policies (including participation interests in such securities); and (b) loans of the Fund's portfolio securities.

    6.  Make investments for the purpose of exercising control or management.

    7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

    8. Invest more than 25% of its total assets at the time of investment in any one industry (including banking). U.S. Treasury securities are excluded from this restriction.

                                   APPENDIX D

                                                                          [DATE]

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

Dear Sirs:

                     FORM OF INVESTMENT ADVISORY AGREEMENT

    On the authority of the Board of Directors of [Kleinwort Benson Australian Income Fund, Inc.], I write to confirm the agreed terms of your appointment as Investment Advisor to the [Kleinwort Benson Australian Income Fund, Inc.] (the "Fund") and send you herewith copies of the following documents:

    (a) the Fund's Articles of Incorporation

    (b) the By-Laws of the Fund as in effect at the date hereof

    (c) the Fund's most recent Registration Statement

    (d) resolutions of the Board of Directors of the Fund selecting you as Investment Advisor for the Fund and approving the terms of your appointment as set out in this letter.

    Any amendment to any of these instruments will be notified to you forthwith.

    Will you kindly confirm your agreement with these terms by having the acknowledgement at the foot of the enclosed duplicate copy of this letter signed by an appropriate officer of Dresdner RCM Global Investors LLC under authority of its Board of Directors, and return to us together with a certified copy of the Board resolution authorizing such signature.

                              TERMS OF APPOINTMENT

    (A) Your duties will be to provide the Fund with investment research, advice and supervision and to furnish continuously an investment program for the Fund in accordance with the Fund's then current investment objectives, policies and limitations, and the Investment Company Act of 1940 (the "1940 Act"). You will also be required to advise at all times what securities shall be purchased for the portfolio and what securities shall be sold from its portfolio and what proportion of the Fund's assets shall be held uninvested, subject always to the provisions of the Articles of Incorporation and By-laws as each may from time to time be amended. You will also advise and assist the officers of the Fund in taking such steps as may be necessary or appropriate for carrying out the decisions of its Board of Directors and the appropriate committees of such Board regarding the foregoing matters and the general conduct of the investment business of the Fund.

    (B) In addition, you shall, subject to the general supervision of the Board of Directors of the Fund, provide for the administration of all other affairs of the Fund. In this regard, you shall act as an independent contractor of the
Fund:

        (i) to the extent not provided by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund.

        (ii) to the extent not arranged by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, arrange for (A) the preparation and submission of proxy statements and quarterly and annual reports to stockholders and (B) the periodic updating of the Fund's Registration

Statement and the preparation of reports filed with the Securities and Exchange
    Commission ("SEC") and other regulatory authorities:

       (iii) to the extent not provided by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. The Investment Advisor shall bear all expenses of its employees and overhead incurred by them in connection with their duties as officers and directors under this Agreement. The Fund will bear its own expenses, including fees of the Fund's directors who are not interested persons (as defined in the 1940 Act) of any party or any sub-advisor to the Fund; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with meetings of directors; interest expenses; tax and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expense of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of stockholder meetings.

        (iv) to maintain and preserve all records which the Fund is required to maintain and preserve by the 1940 Act and the rules and regulations thereunder, other than records maintained and preserved by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, all such records maintained and preserved, nevertheless being the property of the Fund.

        (v) to prepare the Fund's U.S. federal, state and local income tax returns.

        (vi) to respond to or refer to the Fund's officers or transfer agent stockholder inquiries relating to the Fund.

       (vii) to arrange, at the Fund's expense, for the determining and publishing of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors.

    (C) You shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard by you of your obligations and duties under this Agreement.

    (D) In consideration of your services under paragraphs (A) and (B) above you shall be entitled by way of remuneration to a fee at the annual rate of 0.70% of the Fund's weekly net assets up to $100 million; and 0.65% of the Fund's weekly net assets in excess of $100 million, computed based upon net asset value at the end of each week and payable at the end of each calendar month.

    (E) Payments of the fees referred to in paragraph (D) above shall be made within 14 days from the last day of the month. Such fees shall be deemed to cover and include all your staff and office expenses and all other expenses of providing services and fulfilling your duties hereunder.

    (F) The Investment Advisor shall determine the securities to be purchased or sold by the Fund and will place orders from or through and sell securities to or through such persons, brokers or dealers as it shall deem appropriate (including, in case of brokerage transactions, affiliated persons (as defined in the 1940 Act) of the Investment Advisor or any subadviser to the Fund in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder). Where the Investment Advisor places orders for the execution of portfolio transactions for the Fund, the Investment Advisor may allocate such transactions to such brokers and dealers for execution in such markets, at such prices and at such commission rates as in the good faith judgment of the Investment Advisor will be in the best interest of the Fund, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Investment Advisor) without having to demonstrate that such factors are of a direct benefit to the Fund.

    (G) If the Investment Advisor resigns or is otherwise terminated from its position with respect to the Fund, the Investment Advisor, at its option, may require the Fund to change its name to reflect an entity that does not include the use of the words "Dresdner" and/or "RCM" in its name as registered with SEC, as specified in its charter or as marketed to the public. The party initiating the change will bear the expense for any such name change. This provision shall survive the termination of this Agreement and shall remain in full force and effect for so long as the Fund is in existence.

    (H) This appointment shall take effect as from             and shall
continue in effect annually if approved by the Board of Directors of the Fund or by vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and in either case by a majority of the directors of the Fund who are not interested persons of either party to this Agreement. This contract may be terminated by the Fund or by you at any time upon sixty days' written notice on either side without the payment of any penalty, provided always that either party may at any time terminate this Agreement by notice in writing to the other party in the event of (i) the other party entering into liquidation or (ii) a receiver being appointed over the whole or any part of its undertaking or assets or (iii) its shares or its undertaking being nationalized or expropriated by a government authority or (iv) its committing any breach of its obligation under this Agreement and failing within thirty days of receipt of notice requiring it do so, to make good such breach.

    (I) Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Investment Advisor who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the right of the Investment Advisor to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    (J) During the term of the Agreement, the Fund agrees to furnish the Investment Advisor at its principal office, prior to use thereof, any and all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to the Investment Advisor and not to use such material if the Investment Advisor reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Advisor copies any of the above mentioned materials that refer in any way to the Investment Advisor. The Fund shall furnish or otherwise make available to the Investment Advisor such other information relating to the business affairs of the Fund as the Investment Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    (K) Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Advisor at Four Embarcadero Center, San Francisco, California, 94111, Attention: ______; or (2) to the Fund at Four Embarcadero Center, San Francisco, California, 94111, Attention: Secretary.

    (L) This appointment shall be automatically terminated in the event of its assignment. The term "assignment" shall have the meaning specified in the 1940 Act as now in effect or as hereafter amended.

    (M) The Investment Advisor may enter into one or more contracts (each a "Subadvisory Contract" or "Subadministration Contract") with a subadviser or subadministrator in which the Investment Advisor delegates to such subadviser or subadministrator any or all duties specified in this Agreement, provided that each Subadvisory Contract or Subadministration Contract imposes on the subadviser or subadministrator bound thereby all applicable duties and conditions to which the Investment Advisor is subject under this Agreement, and further provided that each Subadvisory Contract meets all requirements of the 1940 Act and any rules, regulations, or orders of the Securities and Exchange Commission thereunder.

    (N) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          Yours faithfully,

                                          KLEINWORT BENSON AUSTRALIAN INCOME
                                          FUND, INC.

                                          By:

    We hereby confirm our agreement with the terms set out in the letter, of which the above is a duplicate, and accept the same as a binding contract as at the date thereof.

                                          For
                                          DRESDNER RCM GLOBAL INVESTORS LLC
                                          By:

                                   APPENDIX E
     FORM OF SUBADVISORY AGREEMENT AMONG DRESDNER RCM GLOBAL INVESTORS LLC,
              KLEINWORT BENSON INVESTMENT MANAGEMENT AMERICAS INC.
               AND KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.


    AGREEMENT made this   day of          1999 by and among Dresdner RCM Global
Investors, a Delaware Limited Liability Company with principal offices at Four Embarcadero Center, San Francisco California 94111 (hereinafter called the "Advisor"); Kleinwort Benson Investment Management Americas Inc., a Delaware corporation with principal offices at Four Embarcadero Center, San Francisco, CA 94111-4189 (hereinafter called the "Subadvisor"); and Kleinwort Benson Australian Income Fund, Inc., a Maryland Corporation (hereinafter called the "Fund").


    WHEREAS the Fund and the Advisor have entered into an Investment Advisory Agreement pursuant to which the Advisor is to act as investment adviser of the Fund;

    NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the Fund, the Advisor and the Subadvisor agree as follows:

1. Duties: The Advisor, may, in its discretion, appoint the Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Fund to be advised or managed by the Subadvisor shall be as agreed upon from time to time by the Advisor and the Subadvisor. The Subadvisor shall pay the salaries and fees of all personnel of the Subadvisor performing services for the Fund relating to research and investment activities.

    (a) Investment Advice: If and to the extent requested by the Advisor, the Subadvisor shall provide investment advice to the Fund and the Advisor with respect to all or a portion of the investments of the Fund, and in connection with such advice shall furnish the Fund and the Advisor such factual information, research reports and investment recommendations, all as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

    (b) Investment Management: If and to the extent requested by the Advisor, the Subadvisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Fund in accordance with the Fund's then current investment objectives, policies and limitations, the Investment Company Act of 1940 (the "1940 Act"), and such other limitations as the Fund or Advisor may impose with respect to the Fund by notice to the Subadvisor. The Subadvisor is authorized to make investment decisions on behalf of the Fund and to place orders for the purchase and sale of securities through such broker-dealers as the Subadvisor may select. All investment management and other activities of the Subadvisor shall at all times be subject to the control and direction of the Advisor and the Fund's Board of Directors.

2. Information to be Provided to the Fund and the Advisor: The Subadvisor shall furnish such reports, evaluations, information or analyses to the Fund and the Advisor as the Fund's Board of Directors or the Advisor may request from time to time, or as the Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Subadvisor shall determine the securities to be purchased or sold by the Fund and will place orders from or through and sell securities to or through such persons, brokers or dealers as it shall deem appropriate (including, in case of brokerage transactions, affiliated persons (as defined in the 1940 Act) of the Advisor or Subadvisor in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder). Where the Subadvisor places orders for the execution of portfolio transactions for the Fund, the Subadvisor may allocate such transactions to such brokers and dealers for execution in such markets, at such prices and at such commission rates as in the good faith judgment of the Subadvisor will be in the best interest of the Fund, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Subadvisor) without having to demonstrate that such factors are of a direct benefit to the Fund.

4. Compensation: For the services to be rendered hereunder, the Advisor shall compensate the Subadvisor the percentage of the Advisor's management fee equal to the percentage of the Fund's weekly net assets managed by the Subadvisor.

5. Expenses: It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the Subadvisor hereunder or by the Advisor under the Investment Advisory Agreement with the Fund, which expenses payable by the Fund shall include fees of the Fund's directors who are not interested persons (as defined in the 1940 Act) of any party; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with meetings of directors; interest expenses; tax and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expense of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of stockholder meetings.

6. Services to Other Companies or Accounts: The services of the Subadvisor to the Advisor are not to be deemed to be exclusive, the Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Subadvisor's ability to meet all of its obligations hereunder. The Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund.

7. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Subadvisor, the Subadvisor shall not be subject to liability to the Advisor, the Fund or to any stockholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8.  Duration and Termination of Agreement; Amendments:

    (a) This appointment shall take effect as from            and shall continue
       in effect annually if approved by the Board of Directors of the Fund or by vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and in either case by a majority of the directors of the Fund who are not interested persons of either party to this Agreement. This contract may be terminated by the Fund the Advisor or the Subadvisor at any time upon sixty days' written notice to the others without the payment of any penalty, provided always that any party may at any time terminate this Agreement by notice in writing to the other parties in the event of (i) any other party entering into liquidation or (ii) a receiver being appointed over the whole or any part of its undertaking or assets or (iii) its shares or its undertaking being nationalized or expropriated by a government authority or (iv) its committing any breach of its obligation under this Agreement and failing within thirty days of receipt of notice requiring it do so, to make good such breach.

    (b) This appointment shall be automatically terminated in the event of its assignment. The term "assignment" shall have the meaning specified in the 1940 Act as now in effect or as hereafter amended.

    9. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the choice of laws provisions thereof.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals hereunto affixed, all as of the date written above.

                                          DRESDNER RCM GLOBAL INVESTORS LLC

                                          KLEINWORT BENSON INVESTMENT
                                          MANAGEMENT AMERICAS INC.

                                          KLEINWORT BENSON AUSTRALIAN
                                          INCOME FUND, INC.

                                     PROXY

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                             Four Embarcadero Center
                          San Francisco, CA 94111-4189

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 15, 1999

The undersigned hereby appoints Robert J. Goldstein and Karin L. Brotman as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of the Kleinwort Benson Australian Income Fund, Inc. (the "Fund") held of record by the undersigned on August 16, 1999, at the Annual Meeting of Stockholders to be held on October 15, 1999 or any adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other business as may properly come before such Annual Meeting or any adjournment thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 8.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


-----------                                                          -----------
SEE REVERSE                     CONTINUED AND TO BE                  SEE REVERSE
   SIDE                       SIGNED ON REVERSE SIDE                    SIDE
-----------                                                          -----------

[X] Please mark votes as in this example.


The Board of Directors recommends that you vote for Proposals 1, 2, 3, 4, 5, 6, 7 and 8

1. Approval of amendments to the Fund's investment mandate and corresponding investment policies and restrictions.

     [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

2. Approval of amendments to the Fund's investment restrictions on senior securities and related restrictions on commodity contracts, margin and short sales.

     [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

3. Approval of amendment to the Fund's investment restriction to permit securities lending.

     [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

4. Approval of a new Investment Advisory Agreement between the Fund and Dresdner RCM Global Investors LLC.

     [ ] FOR                    [ ] AGAINST               [ ]ABSTAIN

5. Approval of a Subadvisory Agreement among Dresdner RCM Global Investors LLC, Kleinwort Benson Investment Management Americas Inc. and the Fund.

     [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

6.   Election of Directors.

     Luke D. Knecht

     [ ] FOR                    [ ] WITHHELD

     Stephen K. West

     [ ] FOR                    [ ] WITHHELD





7. Ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 1999.

     [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN


Please be sure to sign and date this Proxy.

Signature:                  Date:       Signature:                  Date:


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